Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
As adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Meritage Homes Corporation (the “Company”) for the period ending June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we the undersigned certify, to the best of our knowledge, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MERITAGE HOMES CORPORATION

By:	/s/ Steven J. Hilton Steven J. Hilton
Chairman and Chief Executive Officer

Date: August 2, 2011

By:	/s/ Larry W. Seay Larry W. Seay
Executive Vice President and Chief Financial Officer

Date: August 2, 2011